UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

Form 8-K

___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – August 8, 2017

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Number)
incorporation)

105 Leader Heights Road
P.O. Box 2887
York, Pennsylvania	17405-2887
(Address of principal executive offices)	(Zip code)

717-747-1519

(Registrant’s telephone number including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CODORUS VALLEY BANCORP, INC.

FORM 8-K

Item 7.01	Regulation FD Disclosure

On August 9, 2017, Larry J. Miller, Chairman, President and Chief Executive Officer, A. Dwight Utz, Executive Vice President and Chief Operating Officer, and Charles T. Field, Treasurer of Codorus Valley Bancorp, Inc. (Corporation) are scheduled to present an overview of the Corporation to various institutional analysts and investors.

The Investor Presentation to be used in discussions with the analysts and investors is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. This Current Report is being furnished pursuant to Regulation FD and no part shall be deemed “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits

(d)   Exhibits.

No.       Description

99.1	Codorus Valley Bancorp, Inc. Investor Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.
(Registrant)

Date: August 8, 2017	/s/ Larry J. Miller
Larry J. Miller
Chairman, President and Chief
Executive Officer
(Principal Executive Officer)

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Codorus Valley Bancorp, Inc. Investor Presentation

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